Seligman
Common Stock Fund, Inc.

Annual Report
December 31, 2002

Seeking Total Return
Through a Combination
of Capital Appreciation
and Current Income

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, the nation’s largest diversified publicly- traded closed-end investment company - Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Managers	2

Performance Overview	4

Portfolio Overview	7

Portfolio of Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Notes to Financial Statements	16

Financial Highlights	21

Report of Independent Auditors	26

Shareholder Meeting	27

Directors and Officers	29

To The Shareholders

For the year ended December 31, 2002, Seligman Common Stock Fund posted a total return of –26.10% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average, delivered a total return of –23.49%, and the S&P 500 returned –22.10%.

The past year was highly challenging for equity investors as the major stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era. Investor confidence was undermined by geopolitical uncertainty, worries about the economy, accounting scandals, and well-publicized corporate malfeasance.

While economic reports ultimately painted a brightening picture for the US during the year, a commensurate recovery in corporate profits did not occur in 2002. Once the crisis of confidence brought on by corporate governance scandals abated, investor anxiety was fed by continued moribund corporate spending and worries over the impact of a protracted military engagement in the Middle East.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector. Earnings are beginning to strengthen, companies have been paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. Additionally, there is broad consensus in Washington on the need for some sort of fiscal stimulus to spur job creation and help the economy recover from its current weakness. While the ultimate size of the stimulus package will be debated, the ultimate impact on the capital markets should be positive.

We are mindful that there are risks to this outlook, including the possibility of a prolonged war and/or new terror attacks, but we are encouraged by the government’s emphasis on homeland security and the confrontation of terrorism. Over the long term, this should be positive for the capital markets.

After three straight years of negative stock market performance, investors are understandably frustrated, and some may be tempted to give up on stocks. However, we believe that, instead of losing faith, now is precisely the time to maintain or increase equity investments. Historically, stocks have outpaced inflation and provided attractive returns over longer periods of time.

At a Special Meeting of Shareholders on November 1, 2002, several proposals were considered and approved, including the election of Directors, changes to the Fund’s investment objective, and amendments to the Fund’s fundamental investment restrictions. For complete results of the vote, please refer to page 27 of this report.

Thank you for your continued support of Seligman Common Stock Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and audited financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

1

Interview With Your Portfolio Managers
Ben-Ami Gradwohl and David Guy

Q:	How did Seligman Common Stock Fund perform during the twelve months ended December 31, 2002?

A:

Seligman Common Stock Fund delivered a total return of –26.10%, based on the net asset value of Class A shares for the year ended December 31, 2002. During the same time period, the S&P 500 returned –22.10%, and the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average, posted a total return of –23.49%.

Q:	What economic and market factors influenced the Fund’s results during 2002?

A:

In 2002 the Fund operated within a very negative environment characterized by a tense geopolitical situation, mixed news on the economy, and worries regarding corporate governance and accounting practices. As a result, investor confidence was severely undermined, and 2002 was the third consecutive down year for the stock market. The market tended to move quickly in 2002, experiencing periods of sharp price movements, both on the upside and the downside, and often not based on fundamentals. For example, in the fourth quarter the stocks of several merchant energy companies with serious litigation troubles shot up in price. Other high-volatility stocks also benefited during these periods. Throughout the economic slowdown, consumer spending has held up, though it has tapered off in recent months. Investors have been waiting, so far in vain, for a rebound in corporate capital spending. Businesses continue to be cautious regarding expense budgets while demand for their products is weak. In some industries, prices have fallen so low that many companies are finding profits to be unattainable or seriously squeezed. GDP has expanded for five consecutive quarters, but much of that reflects the strength of the consumer rather than strong business spending.

Q:	What was the Fund’s investment strategy during this time?

A:

With so much market volatility and so much uncertainty surrounding the geopolitical situation, we have tried to take a somewhat neutral approach, attempting to reduce risk. The portfolio has no significant overweightings relative to the S&P 500. Earlier in the year, we had a slight overweighting in defense stocks and defense-related technology stocks, given the war on terrorism and the possibility of a military engagement in Iraq.

The Fund’s largest weightings at year-end were in health care, consumer staples, and banks. We are still waiting for the economic recovery to really take hold. There have been encouraging signs, but a rebound is not yet assured. Because we expect continued volatility, we have sought to diversify the Fund’s portfolio in order to reduce risk as much as possible.

Almost all sectors of the stock market declined in 2002. Some of the Fund’s stock selections in the areas of energy, consumer staples, and industrials contributed positively to performance, as did one of our capital goods companies involved in defense-related activities. Our information technology and consumer discretionary holdings performed poorly overall. During the second half of the year, the Fund’s diversified financials holdings were severely hit by the fallout from the corporate accounting and governance scandals. During the fourth quarter, high-volatility stocks rose quickly and sharply in price. Since the Fund’s exposure was more weighted toward better-quality, lower-volatility stocks, our lack of exposure hurt performance significantly.

2

Interview With Your Portfolio Managers
Ben-Ami Gradwohl and David Guy

Q:	In November 2002, shareholders voted to change the Fund’s investment objective. Why?

A:

Previously, the Fund’s objective had emphasized producing favorable current income. Over the last 20 years, however, the S&P 500 dividend yield has declined nearly 75%. Given this decline, we believed it was no longer practical to so strongly emphasize income. The new objective allows us to construct a portfolio of stocks we think will most benefit performance, rather than having to allocate a portion of Fund assets to income-producing stocks that perform less favorably overall.

Q:	What is your outlook for 2003?

A:

We are cautiously optimistic regarding the future of the stock market. Many areas of concern remain, e.g.: the war on terrorism, the increasingly likely conflict in Iraq, falling consumer confidence and spending, and continued anemic corporate spending and profits. However, we also see reasons for optimism. The US government has provided an extraordinary degree of stimulus for the economy, and we believe that these actions will produce the desired effect of increasing economic activity. The recovery may be gradual, however. Interest rates now stand at a 40-year low. The tax cuts passed last year, as well as those now being contemplated, should also have a positive impact. Finally, increased government spending on defense and homeland security should have a secondary effect of aiding the recovery.

Corporate budgets for 2003 are generally flat or only slightly increased from 2002. While this may not seem particularly encouraging, the fact that budgets have not been slashed may indicate that we have seen the worst in corporate cutbacks, and that this sector of the economy may have bottomed. An increase in corporate capital spending is crucial to the long-term health of the economy and for a sustained increase in stock prices. We have recently begun to see an increase in corporate earnings, which may give corporations the confidence they need to resume spending. The Fund continues to be positioned for what we believe will be a moderate economic recovery. We do not expect a return to 1990s-style gains, but we believe 2003 will see a strengthening of the equity markets.

_____________

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Common Stock Fund is managed by Seligman Disciplined Investment Group, headed by Ben- Ami Gradwohl and David Guy. They are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund’s objective. Team members include Bettina Abrams, Jackson Chow, Michael McGarry, Jonathan Roth (trader), Hendra Soetjahja, Brian Turner, and Nancy Wu.

3

Performance Overview

This chart compares a $10,000 hypothetical investment in Seligman Common Stock Fund Class A, with and without the initial 4.75% maximum sales charge, to $10,000 investments made in the Lipper Equity Income Funds Average, Lipper Large-Cap Core Funds Average (collectively, the “Lipper Averages”) and Standard & Poor’s 500 Composite Stock Price Index (S&P 500) for the 10-year period ended December 31, 2002. Calculations assume reinvestment of distributions. The performances of Seligman Common Stock Fund Class B, Class C, Class D, and Class I, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the Lipper Averages and the S&P 500 exclude the effect of taxes and sales charges, and the S&P 500 also excludes the effect of fees.

The performances of Class B, Class C, Class D, and Class I will differ from the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Effective November 2002, the Fund has been classified as a large-cap core fund by Lipper, based upon Lipper’s analysis of the types of securities held by the Fund at June 30, 2002. Therefore, the Fund will now be compared to the Lipper Large-Cap Core Funds Average.

Net Asset Value Per Share				Dividend and Capital Loss Information Per Share
				For the Year Ended December 31, 2002

	12/31/02	6/30/02	12/31/01	Dividends paid	Capital Loss
Class A	$8.49	$10.06	$11.55	$0.050	Realized	$(1.104)
Class B	8.39	9.94	11.44	-	Unrealized	(0.605)	‡
Class C	8.39	9.95	11.45	-
Class D	8.39	9.95	11.45	-
Class I	8.49	10.06	11.55	0.088

‡ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

4

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2002

		Average Annual Return

					Class B	Class C	Class D	Class I
					Since	Since	Since	Since
	Six	One	Five	10	Inception	Inception	Inception	Inception
Class A**	Months*	Year	Years	Years	4/22/96	5/27/99	5/3/93	11/30/01

With Sales Charge	(19.32)%	(29.64)%	(7.46)%	3.40%	n/a	n/a	n/a	n/a
Without Sales Charge	(15.31)	(26.10)	(6.56)	3.91	n/a	n/a	n/a	n/a
Class B**

With CDSCØ	(19.81)	(30.33)	(7.56)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(15.59)	(26.66)	(7.27)	n/a	(1.27)%	n/a	n/a	n/a
Class C**

With Sales Charge
and CDSC†	(17.35)	(28.21)	n/a	n/a	n/a	(14.50)%	n/a	n/a
Without Sales Charge
and CDSC	(15.68)	(26.73)	n/a	n/a	n/a	(14.26)	n/a	n/a
Class D**

With 1% CDSC	(16.52)	(27.46)	n/a	n/a	n/a	n/a	n/a	.n/a
Without CDSC	(15.68)	(26.73)	(7.28)	n/a	n/a	n/a	2.69%	n/a
Class I**	(15.17)	(25.82)	n/a	n/a	n/a	n/a	n/a	(23.94)%

Lipper Equity Income
Funds Average***	(10.61)	(16.28)	(0.11)	8.20	5.38††	(4.38)	7.90†††	(13.73)

Lipper Large-Cap Core
Funds Average***	(11.28)	(23.49)	(1.85)	7.51	4.19††	(9.24)	7.50†††	(21.29)

S&P 500***	(10.30)	(22.10)	(0.59)	9.34	6.21	(2.15)	9.35	(20.09)

The rates of return will vary and the principal value of an investment will fluctuate. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager has voluntarily reimbursed certain expenses. Absent such reimbursements, returns would have been lower.

_____________

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. There is no sales charge on Class I shares. The Manager, at its discretion, reimbursed certain expenses of Class I shares. Absent such reimbursements, returns would have been lower.

(Continued on page 6.)

5

Performance Overview

(Continued from page 5.)
***

The Lipper Averages and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages and the S&P 500 exclude the effect of taxes and sales charges, and the S&P 500 also excludes the effect of fees. The Lipper Equity Income Funds Average is an average of US mutual funds that seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. The Lipper Large-Cap Core Funds Average is an average of US mutual funds that invest primarily in large-cap stocks and that have an average price-to-earnings ratio relative to the S&P 500. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index. Effective November 2002, the Fund has been classified as a large-cap core fund by Lipper, based upon Lipper’s analysis of the types of securities held by the Fund at June 30, 2002. Therefore, the Fund will now be compared to the Lipper Large-Cap Core Funds Average.

Ø	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
†	The CDSC is 1% for periods of 18 months or less.
††	From April 25, 1996.
†††	From May 6, 1993.

6

Portfolio Overview

Diversification of Net Assets
December 31, 2002

				Percent of Net Assets
				December 31,

Common Stocks:	Issues	Cost	Value	2002	2001

Automobiles and Components	2	$3,184,145	$2,343,180	0.8	-
Banks	4	24,439,701	25,296,909	8.5	2.8
Capital Goods	5	24,219,444	21,063,151	7.1	7.2
Chemicals	1	3,866,212	3,524,737	1.2	1.7
Communications Equipment	2	6,947,440	6,328,251	2.1	1.3
Computers and Peripherals	3	10,680,242	9,883,115	3.3	3.2
Consumer Durables and Apparel	2	4,182,002	5,584,249	1.9	-
Consumer Staples	6	32,520,472	30,941,118	10.4	5.6
Diversified Financial Services	6	24,385,803	24,873,026	8.4	7.2
Electronic Equipment and Instruments	-	-	-	-	1.0
Energy	5	20,858,068	18,985,178	6.4	6.9
Health Care	14	38,042,770	36,614,772	12.3	13.9
Hotels, Restaurants and Leisure	2	4,715,829	4,026,648	1.4	0.9
Insurance	4	17,243,756	15,044,418	5.1	7.0
Media	4	10,606,097	10,016,692	3.4	6.7
Paper and Forest Products	2	7,020,371	6,319,831	2.1	2.7
Retailing	7	27,337,115	22,767,896	7.7	9.0
Semiconductor Equipment and Products	3	10,168,022	7,014,343	2.3	7.8
Software and Services	2	10,561,919	10,587,852	3.5	5.7
Telecommunication Services	4	12,951,478	11,922,804	4.0	5.6
Transportation	1	4,336,021	3,896,298	1.3	1.2
Utilities	2	16,498,561	16,501,970	5.5	1.2

	81	314,765,468	293,536,438	98.7	98.6
Short-Term Holding and Other Assets Less Liabilities	1	3,965,888	3,965,888	1.3	1.4

Net Assets	82	$318,731,356	$297,502,326	100.0	100.0

Largest Industries
December 31, 2002

7

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Bank of America*	Baxter International**
Radian Group*	State Street**
Wachovia*	SunTrust Banks**
KeyCorp*	Duke Realty**
Gillette	Noble Energy**
PMI Group*	ACE**
ConAgra Foods*	SLM
Bear Stearns*	Kraft Foods (Class A)**
Fifth Third Bancorp*	General Electric
Kohl’s*	Immunex**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

_____________

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2002

Security	Value	Percent of Net Assets
Wal-Mart Stores	$9,577,706	3.2
Cinergy	9,133,062	3.1
Lockheed Martin	8,935,658	3.0
Microsoft	8,806,364	3.0
Gillette	7,691,706	2.6
Bank of America	7,448,164	2.5
Southern	7,368,908	2.5
KeyCorp	7,331,327	2.5
Citigroup	7,125,130	2.4
Wachovia	6,368,983	2.1

8

Portfolio of Investments
December 31, 2002

	Shares	Value

Common Stocks 98.7%
Automobiles and Components 0.8%

General Motors	35,400	$1,304,844
Lear*	31,200	1,038,336

		2,343,180

Banks 8.5%
Bank of America	107,060	7,448,164
Fifth Third Bancorp	70,720	4,148,435
KeyCorp	291,620	7,331,327
Wachovia	174,780	6,368,983

		25,296,909

Capital Goods 7.1%
Deere	32,200	1,476,370
General Dynamics	33,870	2,688,262
General Electric	240,980	5,867,863
Lockheed Martin	154,730	8,935,658
Raytheon	68,130	2,094,998

		21,063,151

Chemicals 1.2%
Air Products & Chemicals	82,450	3,524,737

Communications Equipment 2.1%
Cisco Systems*	403,290	5,281,083
QUALCOMM*	28,800	1,047,168

		6,328,251

Computers and Peripherals 3.3%
Dell Computer*	107,490	2,878,045
Hewlett-Packard	204,500	3,550,120
International Business Machines	44,580	3,454,950

		9,883,115

Consumer Durables and Apparel 1.9%
Maytag	57,600	1,641,600
Mohawk Industries*	69,230	3,942,649

		5,584,249

_____________

See footnotes on page 12.

9

Portfolio of Investments
December 31, 2002

	Shares	Value

Consumer Staples 10.4%

Altria Group	114,150	$4,626,500
Coca-Cola	95,860	4,200,585
ConAgra Foods	224,500	5,614,745
General Mills	89,940	4,222,683
Gillette	253,350	7,691,706
Procter & Gamble	53,350	4,584,899

		30,941,118

Diversified Financial Services 8.4%
American Express	49,900	1,763,965
Bear Stearns	87,380	5,190,372
Citigroup	202,476	7,125,130
J.P. Morgan Chase	225,740	5,417,760
Merrill Lynch	39,300	1,491,435
SLM	37,400	3,884,364

		24,873,026

Energy 6.4%
Anadarko Petroleum	58,780	2,815,562
ConocoPhillips	129,052	6,244,826
Exxon Mobil	160,340	5,602,280
Occidental Petroleum	58,700	1,670,015
Rowan Companies*	116,850	2,652,495

		18,985,178

Health Care 12.3%
Aetna	78,700	3,236,144
Amgen*	50,500	2,442,180
Anthem*	45,000	2,830,500
Barr Laboratories*	16,200	1,054,458
Biovail*	32,900	868,889
Cardinal Health	20,300	1,201,557
Johnson & Johnson	109,330	5,872,114
Lilly (Eli)	22,900	1,454,150
Merck	28,490	1,612,819
Mylan Laboratories	32,500	1,134,250
Pfizer	194,970	5,960,233
Pharmacia	68,320	2,855,776
UnitedHealth Group	36,840	3,076,140
Wyeth	80,630	3,015,562

		36,614,772

_____________

See footnotes on page 12.

10

Portfolio of Investments
December 31, 2002

	Shares	Value

Hotels, Restaurants and Leisure 1.4%

Mandalay Resort Group*	77,110	$2,360,337
Starwood Hotels & Resorts Worldwide	70,190	1,666,311

		4,026,648

Insurance 5.1%
American International Group	49,400	2,857,790
Loews	27,850	1,238,211
PMI Group	176,510	5,302,360
Radian Group	151,980	5,646,057

		15,044,418

Media 3.4%
AOL Time Warner*	143,800	1,883,780
Comcast (Class A)*	65,444	1,543,824
Knight Ridder	46,280	2,927,210
Viacom (Class B)*	89,840	3,661,878

		10,016,692

Paper and Forest Products 2.1%
Bowater	66,320	2,782,124
Weyerhaeuser	71,890	3,537,707

		6,319,831

Retailing 7.7%
eBay*	22,200	1,505,937
Genuine Parts	58,580	1,804,264
Kohl’s*	65,090	3,641,785
Lowe’s	36,680	1,375,500
May Department Stores	143,290	3,292,804
Target	52,330	1,569,900
Wal-Mart Stores	189,620	9,577,706

		22,767,896

Semiconductor Equipment and Products 2.3%
Analog Devices*	37,700	899,899
Intel	315,290	4,910,642
Texas Instruments	80,200	1,203,802

		7,014,343

Software and Services 3.5%
Microsoft*	170,270	8,806,364
Oracle*	164,800	1,781,488

		10,587,852

_____________

See footnotes on page 12.

11

Portfolio of Investments
December 31, 2002

	Shares or
	Principal Amount		Value

Telecommunication Services 4.0%

AT&T	40,460	shs.	$1,056,411
SBC Communications	191,640		5,195,360
Sprint FON Group	114,000		1,650,720
Verizon Communications	103,750		4,020,313

			11,922,804

Transportation 1.3%
Burlington Northern Santa Fe	149,800		3,896,298

Utilities 5.5%
Cinergy	270,850		9,133,062
Southern	259,560		7,368,908
			16,501,970

Total Common Stocks (Cost $314,765,468)			293,536,438

Repurchase Agreement (Cost $4,500,000) 1.5%	$4,500,000		4,500,000

Total Investments (Cost $319,265,468) 100.2%			298,036,438

Other Assets Less Liabilities (0.2)%			(534,112)

Net Assets 100.0%			$297,502,326

_____________

* Non-income producing security. See Notes to Financial Statements.

12

Statement of Assets and Liabilities
December 31, 2002

Assets:

Investments, at value:
Common stocks (cost $314,765,468)	$293,536,438
Repurchase agreement (cost $4,500,000)	4,500,000	$298,036,438
Cash		123,845
Receivable for dividends and interest		371,551
Investment in and expenses prepaid to shareholder service agent		183,414
Receivable for Capital Stock sold		159,890
Other		9,115

Total Assets:		298,884,253

Liabilities:
Payable for Capital Stock repurchased		934,850
Management fee payable		168,038
Accrued expenses and other		279,039
Total Liabilities		1,381,927

Net Assets		$297,502,326

Composition of Net Assets:
Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
35,109,681 shares outstanding):
Class A		$15,024,907
Class B		921,613
Class C		368,221
Class D		1,090,629
Class I		149,471
Additional paid-in capital		377,037,904
Dividends in excess of net investment income		(42,189)
Accumulated net realized loss		(75,819,200)
Net unrealized depreciation of investments		(21,229,030)

Net Assets		$297,502,326

Net Asset Value per Share:
Class A ($255,026,896 ÷ 30,049,814)		$8.49
Class B ($15,455,736 ÷ 1,843,226)		$8.39
Class C ($6,179,021 ÷ 736,441)		$8.39
Class D ($18,301,832 ÷ 2,181,258)		$8.39
Class I ($2,538,841 ÷ 298,942)		$8.49

_____________

See Notes to Financial Statements.

13

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:
Dividends	$6,797,222
Interest	70,981

Total Investment Income	6,868,203

Expenses:
Management fees	2,493,787
Distribution and service fees	1,340,543
Shareholder account services	1,134,860
Custody and related services	108,146
Registration	93,656
Shareholder reports and communications	85,289
Shareholders’ meeting	82,444
Auditing and legal fees	62,482
Directors’ fees and expenses, net	1,029
Miscellaneous	25,324

Total Expenses Before Reimbursement	5,427,560
Reimbursement of expenses	(1,071)

Total Expenses After Reimbursement	5,426,489
Net Investment Income	1,441,714

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(38,761,000)
Net change in unrealized appreciation of investments	(78,997,268)

Net Loss on Investments	(117,758,268)

Decrease in Net Assets from Operations	$(116,316,554)

_____________

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:

Net investment income	$1,441,714	$2,310,833
Net realized loss on investments	(38,761,000)	(34,865,643)
Net change in unrealized appreciation of investments	(78,997,268)	(48,863,446)

Decrease in Net Assets from Operations	(116,316,554)	(81,418,256)

Distributions to Shareholders:
Net investment income:
Class A	(1,588,287)	(2,197,398)
Class I	(30,407)	-

Decrease in Net Assets from Distributions	(1,618,694)	(2,197,398)

Capital Share Transactions:
Net proceeds from sales of shares	12,218,751	20,549,206
Investment of dividends	933,309	1,241,008
Exchanged from associated funds	24,762,135	37,150,873

Total	37,914,195	58,941,087

Cost of shares repurchased	(70,918,753)	(89,277,568)
Exchanged into associated funds	(29,683,967)	(44,521,754)

Total	(100,602,720)	(133,799,322)

Decrease in Net Assets from Capital Share Transactions	(62,688,525)	(74,858,235)

Decrease in Net Assets	(180,623,773)	(158,473,889)

Net Assets:
Beginning of year	478,126,099	636,599,988
End of Year (including undistributed (net of dividends in excess of)
net investment income of $(42,189) and $134,791, respectively)	$297,502,326	$478,126,099

_____________

See Notes to Financial Statements.

15

Notes to Financial Statements

1.

Multiple Classes of Shares - Seligman Common Stock Fund, Inc. (the “Fund”) offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation - Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short- term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes - There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income - Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.

Repurchase Agreements - The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repur- chase agreement held as of December 31, 2002, matured pursuant to its terms.

16

Notes to Financial Statements

e.

Multiple Class Allocations - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.

Distributions to Shareholders - The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities - Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $664,479,314 and $724,382,531, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $319,929,921. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $664,453. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $8,554,893 and $30,448,376, respectively.

4.

Management Fee, Distribution Services, and Other Transactions - The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $6,986, from sales of Class A shares. Commissions of $53,058 and $13,689 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $805,326 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal

17

Notes to Financial Statements

services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $202,400, $84,480, and $248,337, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $8,720.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $3,546.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions of $3,555 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $157,550, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,134,860 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

18

Notes to Financial Statements

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies.  The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. For the year ended December 31, 2002, the loss from the return on deferred fees was $14,136, reducing director’s fees and expenses. The accumulated balance thereof at Decmeber 31, 2002, of $58,120 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit - The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facili- ty. The credit facility may be drawn upon only for temporary purposes and is subject to certain other cus- tomary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2002, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments - At December 31, 2002, the Fund had a capital loss carryforward for federal income tax purposes of $69,766,869, which is available for offset against future taxable net capital gains, expiring in various amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $5,387,878 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions - The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2002		2001

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	788,487	$7,870,481	1,180,349	$14,212,236
Investment of dividends	95,442	902,898	111,940	1,241,008

Exchanged from associated funds	1,926,364	19,044,068	2,293,295	28,251,001

Total	2,810,293	27,817,447	3,585,584	43,704,245

Cost of shares repurchased	(5,544,557)	(54,902,795)	(6,074,219)	(74,387,334)
Exchanged into associated funds	(2,349,921)	(23,547,624)	(3,099,868)	(38,014,254)

Transferred to Class I	(346,547)	(3,801,624)	-	-

Total	(8,241,025)	(82,252,043)	(9,174,087)	(112,401,588)

Decrease	(5,430,732)	$(54,434,596)	(5,588,503)	$(68,697,343)

19

Notes to Financial Statement

	Year Ended December 31,

	2002		2001

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	83,979	$842,354	175,040	$2,126,271
Exchanged from associated funds	246,687	2,428,206	354,514	4,185,794

Total	330,666	3,270,560	529,554	6,312,065

Cost of shares repurchased	(473,695)	(4,656,150)	(411,249)	(4,869,733)
Exchanged into associated funds	(244,818)	(2,372,852)	(232,513)	(2,754,575)

Total	(718,513)	(7,029,002)	(643,762)	(7,624,308)

Decrease	(387,847)	$(3,758,442)	(114,208)	$(1,312,243)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	137,367	$1,450,555	181,334	$2,249,690
Exchanged from associated funds	178,379	1,742,427	250,157	2,779,671

Total	315,746	3,192,982	431,491	5,029,361

Cost of shares repurchased	(349,736)	(3,396,903)	(160,106)	(1,911,769)
Exchanged into associated funds	(154,600)	(1,462,644)	(126,425)	(1,561,996)

Total	(504,336)	(4,859,547)	(286,531)	(3,473,765)

Increase (decrease)	(188,590)	$(1,666,565)	144,960	$1,555,596

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	134,243	$1,326,342	159,897	$1,939,880
Exchanged from associated funds	162,619	1,547,434	169,823	1,934,407

Total	296,862	2,873,776	329,720	3,874,287

Cost of shares repurchased	(694,419)	(6,818,101)	(671,242)	(8,108,732)
Exchanged into associated funds	(236,266)	(2,300,847)	(182,696)	(2,190,929)

Total	(930,685)	(9,118,948)	(853,938)	(10,299,661)

Decrease	(633,823)	$(6,245,172)	(524,218)	$(6,425,374)

	Year Ended		November 30, 2001* to
	December 31, 2002		December 31, 2001

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	73,088	$729,019	1,833	$21,129
Investment of dividends	3,124	30,411	-	-
Transferred from Class A	346,547	3,801,624	-	-

Total	422,759	4,561,054	1,833	21,129

Cost of shares repurchased	(125,650)	(1,144,804)	-	-

Increase	$297,109	3,416,250	$1,833	21,129

_____________

* Commencement of offering of shares.

20

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculat- ed using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for peri- ods of less than one year.

CLASS A
	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$11.55	$13.41	$14.93	$15.77	$15.92
Income from Investment Operations:
Net investment income	0.05	0.06	0.08	0.23	0.28
Net realized and unrealized gain (loss)
on investments	(3.06)	(1.86)	(1.36)	0.39	2.32

Total from Investment Operations	(3.01)	(1.80)	(1.28)	0.62	2.60

Less Distributions:
Dividends from net investment income	(0.05)	(0.06)	(0.07)	(0.23)	(0.28)
Distributions from net realized capital gains	-	-	(0.17)	(1.23)	(2.47)

Total Distributions	(0.05)	(0.06)	(0.24)	(1.46)	(2.75)

Net Asset Value, End of Year	$8.49	$11.55	$13.41	$14.93	$15.77

Total Return:	(26.10)%	(13.40)%	(8.67)%	3.82%	17.40%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$255,027	$409,769	$550,547	$684,874	$760,176
Ratio of expenses to average net assets	1.31%	1.18%	1.12%	1.13%	1.11%
Ratio of net investment income
to average net assets	0.48%	0.54%	0.52%	1.49%	1.73%
Portfolio turnover rate	174.50%	105.62%	61.27%	70.72%	93.67%

_____________

See footnotes on page 25.

21

Financial Highlights

CLASS B
	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$11.44	$13.30	$14.85	$15.71	$15.88

Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.03)	(0.04)	0.11	0.16
Net realized and unrealized gain (loss)
on investments	(3.02)	(1.83)	(1.34)	0.38	2.31

Total from Investment Operations	(3.05)	(1.86)	(1.38)	0.49	2.47

Less Distributions:
Dividends from net investment income	-	-	-	(0.12)	(0.17)
Distributions from net realized capital gains	-	-	(0.17)	(1.23)	(2.47)

Total Distributions	-	-	(0.17)	(1.35)	(2.64)

Net Asset Value, End of Year	$8.39	$11.44	$13.30	$14.85	$15.71

Total Return:	(26.66)%	(13.98)%	(9.37)%	2.97%	16.48%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$15,456	$25,513	$31,196	$41,928	$35,073
Ratio of expenses to average net assets	2.06%	1.93%	1.87%	1.89%	1.87%
Ratio of net investment income (loss)
to average net assets	(0.27)%	(0.21)%	(0.23)%	0.73%	0.97%
Portfolio turnover rate	174.50%	105.62%	61.27%	70.72%	93.67%

_____________

See footnotes on page 25.

22

Financial Highlights

CLASS C
	Year Ended December 31,
				5/27/99* to
	2002	2001	2000	12/31/99

Per Share Data:
Net Asset Value, Beginning of Period	$11.45	$13.32	$14.87	$16.06

Income from Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized loss
on investments	(3.03)	(1.84)	(1.34)	(0.07)

Total from Investment Operations	(3.06)	(1.87)	(1.38)	(0.08)

Less Distributions:
Dividends from net investment income	-	-	-	(0.08)
Distributions from net realized capital gains	-	-	(0.17)	(1.03)

Total Distributions	-	-	(0.17)	(1.11)

Net Asset Value, End of Period	$8.39	$11.45	$13.32	$14.87

Total Return:	(26.73)%	(14.04)%	(9.36)%	0.64%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,179	$10,592	$10,388	$4,420
Ratio of expenses to average net assets	2.06%	1.93%	1.87%	1.91** %
Ratio of net investment loss to average net assets	(0.27)%	(0.21)%	(0.23)%	(0.08** )%
Portfolio turnover rate	174.50%	105.62%	61.27%	70.72† %

_____________

See footnotes on page 25.

23

Financial Highlights

CLASS D
	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$11.45	$13.32	$14.87	$15.73	$15.89

Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.03)	(0.04)	0.11	0.16
Net realized and unrealized gain (loss)
on investments	(3.03)	(1.84)	(1.34)	0.38	2.32

Total from Investment Operations	(3.06)	(1.87)	(1.38)	0.49	2.48

Less Distributions:
Dividends from net investment income	-	-	-	(0.12)	(0.17)
Distributions from net realized capital gains	-	-	(0.17)	(1.23)	(2.47)

Total Distributions	-	-	(0.17)	(1.35)	(2.64)

Net Asset Value, End of Year	$8.39	$11.45	$13.32	$14.87	$15.73

Total Return:	(26.73)%	(14.04)%	(9.36)%	2.97%	16.55%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$18,302	$32,230	$44,469	$72,950	$85,608
Ratio of expenses to average net assets	2.06%	1.93%	1.87%	1.89%	1.87%
Ratio of net investment income (loss)
to average net assets	(0.27)%	(0.21)%	(0.23)%	0.73%	0.97%
Portfolio turnover rate	174.50%	105.62%	61.27%	70.72%	93.67%

_____________

See footnotes on page 25.

24

Financial Highlights

CLASS I
	Year Ended	11/30/01* to
	12/31/02	12/31/01

Per Share Data:
Net Asset Value, Beginning of Period	$11.55	$11.55

Income from Investment Operations:
Net investment income (loss)	0.10	-	‡
Net realized and unrealized gain (loss) on investments	(3.07)	0.02

Total from Investment Operations	(2.97)	0.02

Less Distributions:
Dividends from net investment income	(0.09)	(0.02)

Total Distributions	(0.09)	(0.02)

Net Asset Value, End of Period	$8.49	$11.55

Total Return:	(25.82)%	0.17%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,539	$21
Ratio of expenses to average net assets	0.92%	0.78%	**
Ratio of net investment income (loss) to average net assets	0.87%	0.83%	**
Portfolio turnover rate	174.50%	105.62%	††
Without management fee waiver:ø
Ratio of expenses to average net assets	0.96%	1.37%	**
Ratio of net investment income to average net assets	0.83%	0.24%	**

_____________

*	Commencement of offering of shares.
**	Annualized.
†	For the year ended December 31, 1999.
††	For the year ended December 31, 2001.
Ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
‡	Less than + or – $0.01
See Notes to Financial Statements.

25

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc., including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods pre- sented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and finan- cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reason- able assurance about whether the financial statements and financial highlights are free of materi- al misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by manage- ment, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

26

Shareholder Meeting

Shareholders of the Fund considered and approved the following proposals at a special meeting of shareholders held on November 1, 2002 at the offices of the Fund. Tabulations of the votes received on each of the proposals appear below

Proposal 1
To elect a Board of Directors.
		Withhold Authority
	In Favor of Election	to Vote

John R. Galvin	18,863,996	694,483
Paul C. Guidone	18,902,665	655,814
Alice S. Ilchman	18,808,071	750,408
Frank A. McPherson	18,893,510	664,969
John E. Merow	18,897,559	660,920
Betsy S. Michel	18,887,460	671,019
William C. Morris	18,905,604	652,875
Leroy C. Richie	18,806,319	752,160
James Q. Riordan	18,881,334	677,145
Robert L. Shafer	18,904,735	653,744
James N. Whitson	18,910,475	648,004
Brian T. Zino	18,870,120	688,359

Proposal 2
To ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2002.

For Ratification	Against Ratification	Abstain

18,753,636	286,605	518,238

Proposal 3
To approve amendments to the Fund’s investment objectives.

For Approval	Against Approval	Abstain	Broker Non-Votes

15,374,022	1,272,355	720,210	2,191,892

Proposal 4(a)
To amend the Fund’s fundamental restriction regarding investments in commodities.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,944,426	1,679,510	742,651	2,191,892

Proposal 4(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,688,849	1,898,001	779,737	2,191,892

Proposal 4(c)
To amend the Fund’s fundamental restriction regarding borrowing.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,793,822	1,771,891	800,874	2,191,892

Proposal 4(d)
To amend the Fund’s fundamental restriction regarding lending.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,880,142	1,671,626	814,819	2,191,892

27

Shareholder Meeting

Proposal 4(e)
To amend the Fund’s fundamental restriction regarding underwriting.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,972,515	1,536,979	857,093	2,191,892

Proposal 4(f)
To amend the Fund’s fundamental restriction regarding diversification.

For Approval	Against Approval	Abstain	Broker Non-Votes

15,143,670	1,422,831	800,086	2,191,892

Proposal 4(g)
To amend the Fund’s fundamental restriction regarding industry concentration.

For Approval	Against Approval	Abstain	Broker Non-Votes

15,147,066	1,395,475	824,046	2,191,892

Proposal 4(h)
To eliminate the Fund’s fundamental restriction regarding short sales.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,735,554	1,784,025	847,008	2,191,892

Proposal 4(i)
To eliminate the Fund’s fundamental restriction regarding control or management of any company.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,818,119	1,721,612	826,856	2,191,892

Proposal 4(j)
To eliminate the Fund’s fundamental restriction permitting purchases of securities only for investment purposes.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,966,300	1,631,455	768,832	2,191,892

Proposal 4(k)
To eliminate the Fund’s fundamental restriction regarding transactions in options.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,749,605	1,782,926	834,056	2,191,892

Proposal 4(l)
To eliminate the Fund’s fundamental restriction regarding investment in other investment companies.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,964,303	1,599,193	803,091	2,191,892

Proposal 4(m)
To eliminate the Fund’s fundamental restriction regarding unseasoned companies.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,716,781	1,799,961	849,845	2,191,892

Proposal 4(n)
To eliminate the Fund’s fundamental restriction regarding mortgages and pledges.

For Approval	Against Approval	Abstain	Broker Non-Votes

14,674,352	1,803,964	888,271	2,191,892

28

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (69)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4] • Director: 1970 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers  of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

See footnotes on page 32.

29

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (61)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.(library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc.(oil and gas services and exploration);  Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.(applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc.(pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (67)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.(a diversified holding company); Director or Trustee of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc.(manufacturer of coaxial cable).

See footnotes on page 32.

30

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*[1] • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group  of Funds.

Brian T. Zino (50)*[1] • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: Nov. 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)*[1] • Director: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals.Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Ben-Ami Gradwohl (43) • Vice President and Co-Portfolio Manager: 2001 to Date

Managing Director, J. & W. Seligman & Co. Incorporated since January 2000; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc., Seligman Tax-Aware Fund, Inc. and Tri-Continental Corporation; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock Portfolio and Income Portfolio. Formerly, Portfolio Manager, Nicholas-Applegate Capital Management from 1996 to 1999.

David Guy (44) • Vice President and Co- Portfolio Manager: 2001 to Date	Managing Director, J. & W. Seligman & Co. Incorporated since January 2000; Vice President and Co-Portfolio Manager of Seligman Tax-Aware Fund, Inc. and Tri-Continental Corporation; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock Portfolio. Formerly, Portfolio Manager, Systematic Investment Group, Nicholas-Applegate Capital Management from 1997 to 1999.

See footnotes on page 32.

31

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (45) • Vice President: 2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (46) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance,  J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) • Secretary: 1994 to Date

Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect

(212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

____________

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*

Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

32

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For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche  LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing sending money.